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                                                                    Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statement File No.'s 333-54042, 333-45732, 333-39860, 333-36640,
333-36618, 33-50860, 33-50862, 33-50864, 33-57734, 33-78804, 33-92312, 33-95288,
333-22631, 333-26857, 333-28745, 333-28675,333-40671, 333-46259, 333-78553,
333-78551, 333-60764, 333-53705 and 333-53707.

                                                  /s/ Arthur Andersen LLP

Boston, Massachusetts
March 28, 2002